Exhibit 10.9

SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (this “Amendment”) is made this 5th day of July, 2011, by and among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company (“WBSW”), WEST GONZALES ROAD OXNARD, LLC, a California limited liability company (“WGRO”), and DALTON LANE WATSONVILLE, LLC, a California limited liability company (“DLW”) (hereafter referred to collectively as “Borrower”), and GLADSTONE LAND CORPORATION, a Maryland corporation as successor to Gladstone Land Corporation, a Delaware corporation (the “Guarantor”) with reference to the following recitals of fact:

A. Lender, WBSW, WGRO and Guarantor are parties to that certain Loan Agreement executed as of December 30, 2010, as amended by that certain First Amendment to Loan Agreement executed as of February 3, 2011 (collectively, the “Loan Agreement”). The Loan Agreement was executed in connection with a loan (the “Loan”) made by Lender to WBSW and WGRO evidenced by that certain note dated December 30, 2010 in the original principal amount of up to $45,200,000, as amended by that certain First Amendment to Promissory Note executed as of February 3, 2011 (collectively, the “Note”). The Note is secured by (i) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated December 30, 2010 executed by WBSW for the benefit of Lender (the “Santa Cruz Deed of Trust”), encumbering certain real and personal property in Santa Cruz County, California (the “Santa Cruz Property”) and more particularly described therein, and (ii) a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated February 3, 2011 executed by WGRO for the benefit of Lender (the “Ventura Deed of Trust”), encumbering certain real and personal property in Ventura County, California (the “Ventura Property”). Guarantor has guaranteed the payment and performance of the Loan pursuant to that certain Loan Guaranty Agreement dated as of December 30, 2010 (the “Guaranty”).

B. WBSW and WGRO have requested the Third Disbursement in the amount of $2,808,000, under the terms of the Loan Agreement. Concurrently with the Third Disbursement, (i) DLW will assume the obligations under the Note as set forth in that certain Second Amendment to Promissory Note dated as of even date herewith (the “Note Amendment”), (ii) execute for the benefit of Lender a Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing of even date herewith (the “Dalton Deed of Trust”) executed by DLW, as trustor, for the benefit of Lender, as beneficiary, encumbering certain real and other property situated in Santa Cruz County, California (the “Dalton Property”) as more particularly described therein; and (iii) undertake the obligations relating to the Loan under the balance of the Loan Documents.

C. The parties enter into this Amendment to confirm the addition of DLW as a party to the Loan and to provide for certain other terms relating to the Third Disbursement of the Loan. Capitalized terms not otherwise defined herein shall have the meaning given in the Loan Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

1. Status of Existing Loan. Borrower acknowledges for the benefit of Lender that the Note, as amended by the Note Amendment, the Loan Agreement, as amended by this Amendment, the Santa Cruz Deed of Trust, the Ventura Deed of Trust, and the Dalton Deed of Trust and any additional documents required by Lender or executed by any Borrower in connection with the Loan (collectively, the “Loan Documents”) are all valid and binding obligations enforceable in accordance with their terms, and that Borrower has no offset or defense against the indebtedness evidenced by the Note, as amended, or any of the obligations set forth in the Loan Documents.

2. Assumption. DLW hereby joins as a party to the Loan Agreement and assumes all of the obligations of the “Borrower” thereunder, jointly and severally with WBSW and WGRO.

3. Definitions. All references in the Loan Agreement to the “Deed of Trust” are hereby amended to mean collectively the Santa Cruz Deed of Trust, the Ventura Deed of Trust and the Dalton Deed of Trust. All references in the Loan Agreement to the “Note” are hereby amended to mean collectively the Note, as modified by the Note Amendment. All references in the Loan Agreement to the “Property” are hereby amended to mean collectively the Santa Cruz Property, the Ventura Property and the Dalton Property. Finally, all references in the Loan Agreement to the “Borrower” are hereby amended to mean WBSW, WGRO and DLW, collectively, as the context requires.

4. Cross Default and Cross-Collateralization. Borrower and Guarantor acknowledge that the Deeds of Trust are collateral for the entire Loan, and the occurrence of a default under any of the Deeds of Trust or any of the Loan Documents will comprise a default under all of the Deeds of Trust and Loan Documents.

5. Consent of Guarantor. Guarantor hereby consents to the making of the Third Disbursement under the terms of the Loan Agreement, as amended hereby, and further, consents to the execution by WBSW, WGRO and DLW of this Amendment, the Note Amendment, the Dalton Deed of Trust and any other documents or modifications to documents contemplated hereby.

6. Reaffirmation of Guaranty. On or about March 25, 2011, Gladstone Land Corporation, a Delaware corporation (“Gladstone”) merged into Gladstone Land Corporation, a Maryland corporation, as the surviving corporation. Guarantor hereby confirms and reaffirms all of the representations, warranties, covenants and obligations of the Guaranty and the other Loan Documents to which Gladstone is a party, and further confirms and agrees that as the successor by merger, Guarantor is and shall continue to be liable for all obligations of Gladstone arising under and in connection with the Loan.

Representations and Warranties. Borrower hereby restates and reaffirms all of the covenants, representations and warranties set forth in the Loan Agreement, as if made as of the date of this Amendment and with regard to the Loan and the Third Disbursement. In particular, all of the representations and warranties set forth in Section 3 of the Loan Agreement, as applied to all entities comprising Borrower and all of the Property, remain true, accurate and complete, and Section 8 of the Loan Agreement shall be determined based on both entities comprising Borrower. Borrower hereby represents and warrants that each of the conditions precedent to the advance of the Third Disbursement have been satisfied, as of the date hereof.

7. Provisions Regarding Multiple Borrowers. Section 6(c) on Exhibit A of the Loan Agreement is hereby amended as follows:

“(6) CONSEQUENCES OF LOAN STRUCTURE.

c. The proceeds of the Loan will be used:

(i)	to acquire the Santa Cruz Property (the First Disbursement);

(ii)	to refinance certain existing financing which is secured by the Ventura Property (the Second Disbursement);

(iii)	to acquire the Dalton Property (the Third Disbursement); and

(iv)	to provide working capital for the acquisition of Future Property which will be additional security for the Loan (subsequent Disbursements).”

8. Miscellaneous. Borrower and Lender hereby agree that all references in the Loan Agreement to Loan Documents shall include the Note Amendment, this Amendment and the Dalton Deed of Trust. Furthermore, the Note Amendment and the Dalton Deed of Trust shall be interpreted in accordance with the provisions of this Amendment and any related terms set forth in such documents are hereby modified accordingly.

9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, when combined, shall constitute one and the same instrument.

10. Reaffirmation. Except as specifically amended by this Amendment, the Loan Agreement shall remain unmodified and in full force and effect. Borrower and Guarantor hereby reaffirm for the benefit of Lender, each and every of the terms and provisions of the Note, as amended, the Second Amendment and the Loan Agreement, as amended and as originally set forth therein.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

“Borrower”

WEST BEACH STREET WATSONVILLE, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Corporation, a Maryland corporation, its General Partner

By:	/s/ David Gladstone
Name:	David Gladstone
Its:	Chairman & CEO

WEST GONZALES ROAD OXNARD, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Corporation, a Maryland corporation, its General Partner

By:	/s/ David Gladstone
Name:	David Gladstone
Its:	Chairman & CEO

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DALTON LANE WATSONVILLE, LLC, a California limited liability company

By:	Gladstone Land Limited Partnership, a Delaware limited partnership, its Manager

By:	Gladstone Land Corporation, a Maryland corporation, its General Partner

By:	/s/ David Gladstone
Name:	David Gladstone
Its:	Chairman & CEO

“Lender”

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By	/s/ Leon A. Moreno
Printed Name:	Leon A. Moreno
Title:	Director

“Guarantor”

GLADSTONE LAND CORPORATION, a Maryland corporation

By:	/s/ David Gladstone
Name:	David Gladstone
Its	Chairman & CEO